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Exhibit 23.2

CONSENT OF INDEPENDENT AUDITORS

        We consent to the incorporation by reference in the Registration Statement on Post-Effective Amendment No. 1 to Form S-8 (No. 333-108065) pertaining to the EarthLink, Inc. Equity Plan for Non-Employee Directors of our report dated January 28, 2003, with respect to the consolidated financial statements of EarthLink, Inc. included in its Annual Report (Form 10-K/A) for the year ended December 31, 2002, filed with the Securities and Exchange Commission.

                      /s/ Ernst & Young LLP

Atlanta, Georgia
January 28, 2004

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  Exhibit 23.2
CONSENT OF INDEPENDENT AUDITORS